Exhibit 10.18

MINERA PERU COPPER SYNDICATE S.A.

Av. San Borja Norte 1302, San Borja, Lima 41

Tel. (51-1) 476-7000, Fax (51-1) 476-7070 e-mail: mpcs@speedy.com.pe

GER-FIN-473-2004

San Borja, August 27, 2004

Messrs.

Banco Sudamericano

Att.:	Ms. Jossete Poirier Geremia

Ref.:	Warranty Letter No. 0000112026-000

Attached herewith we are returning the Warranty Letter, mentioned above, for US$2’000,000.00 issued in favor of Centromin Peru S.A. with due date August 11, 2004, in order to complete the corresponding process.

Sincerely

Thomas J. Findley

Chief Financial Officer

ENGLISH TRANSLATION